                                                               Exhibit 99.2










INTERMAGNETICS GENERAL CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands, Except Per Share Amounts)


                                                         As of             As of
                                                      May 30, 2004      May 31, 2004
                                                       Historical        Historical        Pro Forma            Pro Forma
                                                     Intermagnetics         MRID          Adjustments             Total
                                                     --------------     ------------      -----------           ---------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                             $  11,868         $   6,389        $ (44,177)(4)        $  17,942
                                                                                              45,000 (2)
                                                                                                (155)(2)
                                                                                                (983)(1)
  Trade accounts receivable, net                           41,345            11,895                                53,240
  Inventories                                              27,037             6,934                                33,971
  Deferred income taxes                                     4,333              --                                   4,333
  Prepaid expenses and other                                8,893               506             (124)(4)            9,275
                                                        ---------         ---------        ---------            ---------
    TOTAL CURRENT ASSETS                                   93,476            25,724             (439)             118,761

Property, plant and equipment, net                         36,736             5,892            1,028 (9)           43,656

INTANGIBLE AND OTHER ASSETS
  Goodwill                                                118,816               955             (955)(4)          176,824
                                                                                              58,008 (4)
  Other intangibles, net                                   32,491                85           26,800 (4)           59,376
  Other assets                                              3,416                71              155 (2)            3,642
                                                        ---------         ---------        ---------            ---------
    TOTAL ASSETS                                        $ 284,935         $  32,727        $  84,597            $ 402,259
                                                        =========         =========        =========            =========


LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Current portion of long-term debt                     $   4,171         $     436                             $   4,607
  Accounts payable                                         10,242             1,489                                11,731
  Accrued expenses and other current liabilities           27,043             1,965                                29,008
                                                        ---------         ---------        ---------            ---------
    TOTAL CURRENT  LIABILITIES                             41,456             3,890             --                 45,346

LONG-TERM DEBT, less current portion                       57,635             2,657           45,000 (2)          105,292
NOTE PAYABLE                                                 --                --              5,000 (4)            5,000
DEFERRED INCOME TAXES                                      10,050              --             10,555 (4)           20,605

DERIVATIVE LIABILITY                                          225              --                                     225

Total Shareholders' equity                                175,569            26,180          (26,180)(4)          225,791
                                                                                              50,222 (4)
                                                        ---------         ---------        ---------            ---------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $ 284,935         $  32,727        $  84,597            $ 402,259
                                                        =========         =========        =========            =========

                                                                    Exhibit 99.2

INTERMAGNETICS GENERAL CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands, Except Per Share Amounts)



                                       Fiscal Year     Eight Month                    Twelve Month
                                           Ended       Period Ended                   Period Ended
                                       May 30, 2004  January 26, 2004  Pro Forma      May 31, 2004    Pro Forma
                                        Historical      Historical    Adjustments      Historical    Adjustments         Pro Forma
                                      Intermagnetics      Invivo        Invivo            MRID           MRID               Total
                                      -------------- ---------------- -----------     ------------   -----------         ---------
Net sales                                $  164,447      $  45,071    $       --       $    49,532   $        --         $  259,050

Cost of products sold                        95,662         22,377           (36) (5)       21,298            --            139,301
                                         ----------      ---------    ----------       -----------   -----------         ----------

Gross margin                                 68,785         22,694            36            28,234            --            119,749

Product research and development             12,940          2,772            --             4,784            --             20,496
Selling, general and administrative          29,596         21,728           (50) (6)        7,802            23  (9)        50,901
                                                                          (8,198) (8)                         --
Amortization of intangible assets             3,145           --           1,523  (7)           --         2,753  (7)         7,421
                                         ----------      ---------    ----------       -----------   -----------         ----------
                                             45,681         24,500        (6,725)           12,586         2,776             78,818
                                         ----------      ---------    ----------       -----------   -----------         ----------

Operating income                             23,104         (1,806)        6,761            15,648        (2,776)            40,931
Interest and other income                       790             93          (611) (9)          531           (16)(10)           787
Interest and other expense                   (1,252)          (310)       (1,568 (10)         (266)       (1,500)(11)        (5,122)
                                                                            (193) (3)                        (33) (2)
Gain on available-for-sale securities           114             --            --                --            --                114
                                         ----------      ---------    ----------       -----------   -----------         ----------
Income before income taxes                   22,756         (2,023)        4,389            15,913        (4,325)            36,710
Provision for income taxes                    7,896             83         1,523                --         4,021 (13)        13,523
                                         ----------      ---------    ----------       -----------   -----------         ----------

INCOME FROM CONTINUING OPERATIONS        $   14,860      $  (2,106)   $    2,866       $    15,913   $    (8,346)        $   23,187
                                         ==========      =========    ==========       ===========   ===========         ==========

Income from continuing operations per
    Common Share:
  Basic                                  $     0.59                                                                      $     0.84
                                         ==========                                                                      ==========
  Diluted                                $     0.58                                                                      $     0.83
                                         ==========                                                                      ==========

Weighted average outstanding
    common shares:
  Basic                                  25,046,718                                                    2,460,889 (12)    27,507,607
                                         ==========                                                    =========         ==========
  Diluted                                25,493,379                                                    2,460,889 (12)    27,954,268
                                         ==========                                                    =========         ==========

                                                                    Exhibit 99.2

INTERMAGNETICS GENERAL CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands, Except Per Share Amounts)


                                                                            The Period from
                                                       Six Months Ended      June 1, 2004 to
                                                       November 28, 2004      July 16, 2004     Pro Forma
                                                          Historical            Historical     Adjustments           Pro Forma
                                                        Intermagnetics              MRID          MRID                 Total
                                                        --------------       ---------------   -----------           ---------

Net sales                                                $    134,904           $   6,460       $     --           $   141,364

Cost of products sold                                          72,680               3,049             --                75,729
                                                         ------------           ---------       --------           -----------

Gross margin                                                   62,224               3,411             --                65,635

Product research and development                               11,508                 777             --                12,285
Selling, general and administrative                            31,951               1,042              3  (9)           32,996
                                                                                                      --
Amortization of intangible assets                               3,081                  --            344  (7)            3,425
Impairment of intangible assets                                   913                  --             --                   913
                                                         ------------           ---------       --------           -----------
                                                               47,453               1,819            347                49,619
                                                         ------------           ---------       --------           -----------

Operating income                                               14,771               1,592           (347)               16,016
Interest and other income                                         413                  19             (2)(10)              430
Interest and other expense                                     (2,134)                (69)          (188)(11)           (2,395)
                                                                                                      (4) (2)
Gain on prior period sale of division                           1,094                  --             --                 1,094
                                                         ------------           ---------       --------           -----------
Income before income taxes                                     14,144               1,542           (541)               15,145
Provision for income taxes                                      4,698                  --            347  (13)           5,045
                                                         ------------           ---------       --------           -----------

INCOME FROM CONTINUING OPERATIONS                        $      9,446           $   1,542       $   (888)          $    10,100
                                                         ============           =========       ========           ===========

Income from continuing operations per Common Share:
  Basic                                                  $       0.35                                              $      0.36
                                                         ============                                              ===========
  Diluted                                                $       0.34                                              $      0.36
                                                         ============                                              ===========

Weighted average outstanding common shares:
  Basic                                                    27,334,721                            469,810  (12)      27,804,531
                                                           ==========                            =======            ==========
  Diluted                                                  27,801,185                            469,810  (12)      28,270,995
                                                           ==========                            =======            ==========


Intermagnetics general corporation
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
UNAUDITED
(Dollars in thousands)

(1) Represents legal, accounting and other professional fees incurred by the Company that relate to the acquisition of MRID.

(2) Represents the $45.0 million draw on the $130.0 million unsecured credit facility that was used to assist in financing the Company's acquisition of MRID. The Company also incurred $155,000 of costs to increase the committed amount this credit facility from $100.0 million to $130.0 million. These costs will be recorded as a deferred asset and amortized over the remaining life of the debt. Amortization to be included in interest expense is $33,000 for the fiscal year ended May 30, 2004 and $4,000 for the six months ended November 28, 2004 (four and half months of amortization are included in Intermagnetics historical income statement for the six months ended November 28, 2004).

(3) Represents eight months of amortization from the deferred debt financing fees incurred in obtaining the original credit facility used to partially finance the acquisition of Invivo.

(4) Represents purchase accounting adjustments that Intermagnetics recorded when the acquisition was consummated. For purposes of these pro-forma condensed consolidated financial statements, the purchase price premium has been preliminarily allocated to the acquired MRID Trade name/Trademark, Product Trade names, OEM Relationships, Know-How and Core Technology, Completed Technology, and goodwill pending further study and analysis. We anticipate having this valuation complete and finalized before the end of our fiscal year ending May 29, 2005.

       In June 2001, the FASB issued Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), which requires non-amortization of goodwill and certain intangible assets that have indefinite useful lives and annual tests of impairment of those assets. This statement also provides specific guidance about how to determine and measure goodwill and intangible asset impairment, and requires additional disclosure of information about goodwill and other intangible assets. The goodwill resulting from Intermagnetics' acquisition of MRID is subject to the non-amortization provisions of this statement.



Consideration:
     Cash payment to MRID shareholders                                                             $  44,177
     Issuance of Intermagnetics Common Stock to MRID Shareholders
         valued using the average closing stock price for two days prior to
         and after the measurment date (2,372,389 shares at $21.17)                                   50,222
     Promissory note payable (payable in three years from closing date)                                5,000
     Intermagnetics  transaction costs                                                                   983
                                                                                                   ---------
     Total consideration and costs                                                                   100,382
     Less:
         MRID net assets as of May 30, 2004                                            26,180
         Adjustments to MRID net assets for
          purchase accounting
              Elimination of existing goodwill                                           (955)
              Elimination of a note receivable from an officer of MRID                   (124)
              Estimated adjustment to fair value adjustment to property                 1,028
         Adjusted MRID net assets                                                                     26,129
                                                                                                   ---------
     Excess purchase price over the fair value of the net assets acquired                          $  74,253
                                                                                                   =========

     The excess purchase price over the fair value of the net assets acquired has been allocated on a preliminary basis as follows:
          Deferred tax liability                                                                     (10,555)
          Other intangible assets:
              Trade name/Trademark                                                        970
              Product trade names                                                       3,290
              OEM relationships                                                         9,300
              Know-how and core technology                                             11,280
              Completed technology                                                      1,960
                                                                                    ---------
          Total other intangible assets                                                               26,800
          Goodwill                                                                                    58,008
                                                                                                   ---------
                                                                                                   $  74,253
                                                                                                   =========

(5) Represents reduced depreciation from the fair value and useful life adjustment to Invivo's manufacturing plant, property and equipment. The increase in fair value was more than offset by the increase in the weighted average life of the acquired assets.

(6) Represents reduced depreciation from the fair value and useful life adjustment to Invivo's selling, general and administrative property and equipment. The increase in fair value was more than offset by the increase in the remaining weighted average life of the acquired assets.

(7) Represents estimated amortization expense of the following acquired intangible assets:


INVIVO                                                                                Represents the
                                                    Estimated                          Eight Month
                                     Estimated      Remaining         Monthly          Period Ended
         Intangible Asset           Fair Value    Economic Life     Amortization     January 26, 2004
         ----------------           ----------    -------------     ------------     ----------------

Trade name/Trademark                    $ 11,510       25 years           $ 38                $ 307
Product trade names/trademarks             1,350       14 years              8                   64
OEM Relationships                          5,650       12 years             39                  312
Know-how and core technology               6,660        8 years             70                  560
Product technology and design              2,970        7 years             35                  280
Order backlog                                540       4 months            135                    -
                                        --------                         -----              -------
                                        $ 28,680                         $ 325              $ 1,523
                                        ========                         =====              =======

MRID
                                                    Estimated                          Fiscal Year
                                     Estimated      Remaining         6-Weeks             Ended
         Intangible Asset           Fair Value    Economic Life     Amortization       May 30, 2004
         ----------------           ----------    -------------     ------------       ------------

Trade name/Trademark                      $ 970         5 years           $ 24                $ 194
Product Trade name                        3,290        10 years             41                $ 329
OEM Relationships                         9,300        12 years             97                  775
Know-how and core technology             11,280        10 years            141                1,128
Completed technology                      1,960         6 years             41                  327
                                       --------                          -----              -------
                                       $ 26,800                          $ 344              $ 2,753
                                       ========                          =====              =======


(8) Represents certain corporate overhead and transaction costs incurred by Invivo that would be considered superfluous subsequent to the acquisition. Invivo's corporate headquarters was shut-down and vacated within a month following the date of acquisition.

(9) Represents the estimated fair value adjustment to MRID's real property located in Gainesville, FL. The $1,028 increase was allocated to land $147,000 and building $881,000. As a result of the increase in fair value to the building, depreciation expense would have increased about $23,000 and $3,000 for the year ended May 30, 2004 and the six months ended November 28, 2004, respectively (four and half months of depreciation is included in Intermagnetics historical income statement for the six months ended November 28, 2004). Depreciation is based on an average remaining useful life of 38 years.

(10) Represents reduced interest income as a result of available cash used to partially finance the acquisitions. Cash used to fund the acquisitions of Invivo and MRID amounted to $92.6 million and $1.6 million, respectively. These costs which are net of proceeds received from long-term debt represent the consideration given to Invivo and MRID shareholders, related transaction costs incurred and the costs incurred in obtaining the unsecured credit facility. The interest rate used in this calculation of 0.99% represents the current average money market yield earned by the Company.

(11) Represents additional interest expense on the Company's debt used to finance the Invivo and MRID acquisitions. Pro-forma interest expense adjustment for Invivo used a weighted average rate of 3.51% on $67.0 million for eight months (four months of interest expense is already included in Intermagnetics historical income statement). MRID's interest expense adjustment utilized a weighted average rate of 3.00% on $50.0 million ($45.0 million draw on our revolving credit facility plus a $5.0 million note payable). Because the interest rates on our revolver and the promissory note payable are variable, they are subject to change. The following table shows the effect on net income if the rates increased or decreased by 0.125%:

                          Fiscal Year Ended     Six Months Ended
                            May 30, 2004        November 28, 2004
                            ------------        -----------------

Increase      0.125%        $      40                 $     (20)
                            =========                 =========
Decrease      0.125%        $     (40)                $      20
                            =========                 =========

(12) The reconciliation of weighted-average common shares for the fiscal year ended May 30, 2004 prior to the acquisition of MRID to weighted average common shares after the acquisition is set forth below:


                                                                Intermagnetics Shares Issued at Closing
    Weighted average outstanding          Pre-MRID             -----------------------------------------              Post-MRID
      common shares:                     Acquisition           as Consideration          as Compensation            Acquisition
      --------------                     -----------           ----------------          ---------------            -----------
      Basic                               25,046,718               2,372,389                  88,500                 27,507,607
                                          ----------               ---------                  ------                 ----------
      Diluted                             25,493,379               2,372,389                  88,500                 27,954,268
      -------                             ----------               ---------                  ------                 ----------


       The above table reflects the three-for-two stock split as approved by the Company's Board of Directors. The stock split was completed in the form of a 50% stock dividend, effective August 17, 2004 for shareholders of record on July 23, 2004.

       Intermagnetics issued a total of 2,460,889 shares of common stock to the shareholders of MRID to acquire the net assets of MRID. The shareholders' of MRID allocated about 88,500 of the shares to fund an employee benefit plan (the "Plan") for MRID employees. The value of the Plan shares was about $1,875,000 which was recorded as compensation expense as a result of accelerating the vesting requirements. This expense is excluded from pro-forma income as it is directly related to the acquisition and will not have a continuing impact on operations.

       The pro forma adjustment for the six months ended November 28, 2004 reflects the increase to weighted average shares had the shares to MRID been issued as of May 31, 2004 (the first day of Intermagnetics 2005 fiscal year).

(13) The pro forma income tax provision has been calculated using the Company's current effective tax rate of 34.7%. Management is currently evaluating the potential impact (if any) on its effective tax rate as a result of this acquisition.